SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2011

GOLDLAND HOLDINGS, CO.

(Exact name of registrant as specified in its charter)

Delaware	000-53505	90-0350814
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2520 Manatee Avenue West, Suite 200

Bradenton, Florida 34205

 (Address of principal executive offices) (Zip Code)

 (941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2011, D. Roger Scammell resigned as a director of Goldland Holdings, Co. (the “Registrant”) due to his decision to retire.  Mr. Scammell did not hold a position on any committee of directors.  Mr. Scammell did not resign because of any disagreement with the Registrant.  Mr. Scammell sent the Registrant a letter announcing his resignation, but the letter did not state the reasons for his resignation.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDLAND HOLDINGS, CO.
Date: February 10, 2012	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer

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